Exhibit 99.01

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                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5

        Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 15, 2000, and with respect to the performance of the Trust during the month of February, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


        A)    Information Regarding Distributions
              to the Class A Certificateholders,
              per $1,000 original certificate
              principal amount.

              (1) The total amount of the
              distribution to Class A
              Certificateholders, per $1,000
              original certificate principal amount               $  84.5608006

              (2) The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Class A
              Certificates, per $1,000 original
              certificate principal amount                        $   1.2274652
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              (3) The amount of the distribution
              set forth in paragraph 1 above in
              respect of principal of the Class A
              Certificates, per $1,000 original
              certificate principal amount                        $  83.3333354

        B)    Class A Investor Charge Offs and
              Reimbursement of Charge Offs

              (1) The amount of Class A Investor
              Charge Offs                                         $   0.0000000

              (2) The amount of Class A Investor
              Charge Offs set forth in paragraph 1
              above, per $1,000 original
              certificate principal amount                        $   0.0000000

              (3) The total amount reimbursed in
              respect of Class A Investor Charge
              Offs                                                $   0.0000000

              (4) The amount set forth in
              paragraph 3 above, per $1,000
              original certificate principal
              amount                                              $   0.0000000

              (5) The amount, if any, by which the
              outstanding principal balance of the
              Class A Certificates exceeds the
              Class A Invested Amount after giving
              effect to all transactions on such
              Distribution Date                                   $   0.0000000

        C)    Information Regarding Distributions
              to the Class B Certificateholders,
              per $1,000 original certificate
              principal amount.

              (1) The total amount of the
              distribution to Class B
              Certificatedholders, per $1,000
              original certificate principal
              amount                                              $   5.0790279

              (2) The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Class B
              Certificates, per $1,000 original
              cerificate principal amount                         $   5.0790279
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              (3) The amount of the distribution
              set forth in paragraph 1 above in
              respect of principal on the Class B
              Certificates, per $1,000 original
              cerificate principal amount                         $   0.0000000

        D)    Class B Investor Charge Offs and
              Reimbursement of Charge Offs

              (1) The amount of Class B Investor
              Charge Offs                                         $   0.0000000

              (2) The amount of Class B Investor
              Charge Offs set forth in paragraph 1
              above, per $1,000 original
              certificate principal amount                        $   0.0000000

              (3) The total amount reimbursed in
              respect of Class B Investor Charge Offs             $   0.0000000

              (4) The amount set forth in
              paragraph 3 above, per $1,000
              original certificate principal
              amount                                              $   0.0000000

              (5) The amount, if any, by which the
              outstanding principal balance of the
              Class B Certificates exceeds the
              Class B Invested Amount after giving
              effect to all transactions on such
              Distribution Date                                   $   0.0000000


                                 First USA Bank NA,
                                 as Servicer


                                 By /s/ Tracie H. Klein
                                    ------------------------------
                                    Tracie H. Klein
                                    First Vice President